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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): November 15, 1998

     Commission file number 0-8485


                            Grip Technologies, Inc.
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            (Exact name of Registrant as specified in its charter)


             California                                   95-1980894
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    (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                  Identification No.)


     10 Corporate Park, Suite 130
           Irvine, California                               92606
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(Address of principal executive offices)                  (Zip Code)


                                (949) 252-8500
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             (Registrant's telephone number, including area code)



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             (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.   Other Events

          The filing due date for Registrant's Form 10-K for its fiscal year ended July 31, 1998 was October 31, 1998. On October 29, 1998, Registrant filed with the U.S. Securities and Exchange Commission a Form 12b-25, Notification of Late Filing. The Notification indicated, among other things, as follows:

               "Registrant was unable to complete its Form 10-K for its fiscal year ended July 31, 1998 and to cause said report to be filed timely. To meet more immediate obligations the Registrant has had to marshal its limited financial resources and as such has chosen not to pay its accountants for prior audit services, which is a condition precedent to that accounting firm initializing Registrant's current audit.
          There is no dispute regarding the fees or services, only a matter of liquidity. Registrant anticipates that the funds required for initiating and completing its annual audit will be raised through pending private placements of debt and/or equity pursuant to verbal commitments obtained by Registrant, shortly after which time Registrant's Form 10-K will be completed and filed. Reasonable efforts have been taken to address Registrant's liquidity constraints, but no long-term solutions have been obtained."

          Filing by Registrant of its Form 10-K will be further delayed, pending initiation and completion of its fiscal year-end audit and preparation of the report. Financial constraints in paying for last year and the current year's annual audit have been the sole obstacle to timely compliance by Registrant with its filing obligation. As of the date of this report, Registrant is not aware of any dispute with its auditors.

          Registrant continues to experience severe liquidity problems. Sales for the recently completed fiscal year were flat. Registrant has developed a contingency plan to further reduce expenses and to consolidate facilities, however, even the fully implemented plan will not be enough for Registrant to reach cash flow break-even levels for at least the first two quarters of fiscal 1999. Although staffing requirements have been reviewed and, in certain circumstances, salary reductions have been put into effect, but the contingency plan has not been fully implemented.

          In addition, Registrant's cash flow has been directly and adversely affected by the overall drop in sales and general market downturn in the golf OEM business.

          Further compounding Registrant's liquidity problems are the substantial start-up and inventory expenses incurred by Registrant in connection with the introduction of "E-Z Grips," Registrant's new, proprietary easy-to-install golf grip. Prior to the end of Registrant's most recently completed fiscal year, Registrant negotiated an agreement with E-Z Sport Grip Co. for the right to market and distribute "E-Z Grips." "E-Z Grips" are manufactured for Registrant by ARC Industries, Inc. under Registrant's existing contract manufacturing agreement. The finished grips are delivered to Contech Systems, Inc. in Vista, California for treatment with a patented, licensed process which causes the grips

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to dilate. The dilated grips are packaged by Contech in foil pouches, placed in display boxes, and packed in shipping cartons for delivery to distributors, catalogue houses and specialty golf retailers.

          Sales of "E-Z Grips" through October 1998 have been less than $74,000. Registrant had projected sales of $207,000 over the same period. Registrant contracted for the manufacture of, and had manufactured, untreated grip in order to meet projected demand. As a result, Registrant has incurred product development and inventory expenses in excess of $325,000 at the same time sales have been less than one-third of projections.

          Pursuant to Registrant's understanding with E-Z Sport Grip Co., E-Z Sport Grip Co. was responsible for generating the initial sales volumes based on its contacts within the golf specialty retail and mass merchandise sporting goods markets. Those anticipated sales provided the basis for Registrant's projections and the timing for its inventory build-up of untreated grips. As of October 31, 1998, Registrant had on hand an inventory of approximately $215,000 of untreated "E-Z Grips" with no sales order backlog for such grips.

          Although initial sales have been disappointing, the concept of "E-Z Grips" has been well received in certain golf industry trade journals and by certain golf equipment retailers. However, Registrant recognizes that additional advertising and marketing efforts and expense will be necessary to help push through this innovative product and to create market awareness. A commercial for "E-Z Grips" featuring Gary McCord, a well-recognized golf announcer, has been made and is scheduled to begin airing in late November 1998 on the Golf Channel.

          As an interim measure to address the rapidly increasing short-term payables and other liquidity problems, Registrant has been working with its financial advisor (which is affiliated with one of Registrant's directors) to secure interim bridge financing. Through this effort, Registrant has recently received a preliminary commitment from an investor group for an amount totaling approximately $450,000. The form and terms and conditions of the loan and/or equity investment are yet to be determined, pending negotiation of a definitive agreement. Registrant's financial advisor continues to look for additional equity capital for Registrant and is exploring strategic relationships and other options.

          As of November 15, 1998, Registrant owed Sam G. Lindsay, its President and Chief Executive Officer, $2,191,679 (exclusive of interest) for loan advances, including $520,000 advanced since July 31, 1998. These loan advances are payable on demand, bear interest at the rate of 10% per annum, and are in addition to other financial accommodations provided by Mr. Lindsay to Registrant, including, without limitation, a personal guarantee of $1,180,000 owed to Registrant's bank.

          No assurances can be given that the negotiations regarding the proposed interim bridge financing will be successfully concluded, or that the terms and conditions for the interim bridge financing will be acceptable to Registrant. Based on internal projections, Registrant believes that net proceeds from the interim bridge financing will cover anticipated expenses for approximately four to six months and that additional financing may be required until Registrant achieves cash flow break-even sales levels. In addition, at this early stage of the "E-Z Grips" product introduction, no assurances can be given regarding its ultimate commercial success.

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          This report includes statements which may be forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties which could cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks related to the golf equipment business in general and market acceptance of the Registrant's product in particular; liquidity issues and constraints affecting Registrant; seasonality of the golf equipment business; Registrant's dependence on a few major customers; scheduling, deliver and cost of tooling; use of third party manufacturers and suppliers; supply delays; and other factors detailed in the Company's other periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GRIP TECHNOLOGIES, INC.
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                                                      (Registrant)


   Date: November 20, 1998                         /s/Sam G. Lindsay
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                                                     Sam G. Lindsay
                                                      President and
                                                 Chief Executive Officer

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